Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1588

                          All Cap Core Strategy 2015-4
                         Large Cap Core Strategy 2015-4

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on November 27, 2015, holders of Computer Sciences Corporation ("CSC") shares received one share of CSRA Inc. ("CSRA") common stock for each share of CSC common stock held as of November 18, 2015 (the "Record Date"). On November 30, 2015, CSC and CSRA each paid concurrent special cash dividends, which in the aggregate totaled $10.50 per CSC share, to holders of CSC common stock as of the Record Date. Unitholders of each Portfolio may receive such distributions on the next applicable quarterly distribution date.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both CSC and CSRA.

Supplement Dated:  November 30, 2015